Exhibit 99.1

Whirlpool Contacts:

Media	Investors
Christopher Wyse, (269) 923-3417	Larry Venturelli, (269) 923-4678
Christopher.Wyse@whirlpool.com	Larry.Venturelli@whirlpool.com

Maytag Contacts:
Karen Lynn (641) 787-8185	John Daggett, (641) 787-7711
Klynn2@maytag.com	Jdaggett@maytag.com

WHIRLPOOL CORPORATION AND MAYTAG CORPORATION MERGER CLEARED BY COMPETITION BUREAU OF CANADA

BENTON HARBOR, Mich., and NEWTON, Iowa —March 14, 2006—Whirlpool Corporation (NYSE: WHR) and Maytag Corporation (NYSE: MYG) today announced that their proposed merger has been cleared by the Competition Bureau of Canada (Bureau). The Bureau, an independent law enforcement agency, concluded that it has no grounds upon which to challenge the proposed merger under Canada’s Competition Act. In reaching its conclusion, the Bureau has determined that the proposed merger will not give rise to a substantial lessening or prevention of competition in relation to any relevant market in Canada. The Bureau’s decision follows a thorough review, including extensive industry contacts.

“We are pleased with the decision of the Competition Bureau. We believe the Bureau’s decision recognizes that the global home-appliance industry is open and competitive,” said Jeff M. Fettig, Whirlpool’s chairman and CEO. “This transaction will result in better products, quality and service, as well as cost efficiencies, which will enhance our ability to succeed in the competitive global home-appliance industry. Consumers will benefit from a combined Whirlpool and Maytag business.”

Ralph F. Hake, Maytag’s chairman and CEO said, “Maytag is pleased with today’s decision by the Canadian Competition Bureau. In our view, this decision reinforces the fact that this merger is pro-competitive and is certainly in the best interest of our company, our brands and our shareholders.”

On February 13, 2006, Whirlpool and Maytag agreed with the Antitrust Division of the U.S. Department of Justice (Division) to a limited extension of time to complete the review of the proposed acquisition of Maytag by Whirlpool. The companies have agreed not to close the transaction before March 30, 2006, without the Division’s concurrence. Whirlpool and Maytag are working closely with the Division and continue to cooperate fully with its investigation and respond promptly to its inquiries.

About Whirlpool Corporation

Whirlpool Corporation is a global manufacturer and marketer of major home appliances, with annual sales of more than $14 billion, 68,000 employees, and nearly 50 manufacturing and technology research centers around the globe. The company markets Whirlpool, KitchenAid, Brastemp, Bauknecht, Consul and other major brand names to consumers in more than 170 countries.

About Maytag Corporation

Maytag Corporation is a $4.9 billion home and commercial appliance company focused in North America and in targeted international markets. The corporation’s primary brands are Maytag®, Hoover®, Jenn-Air®, Amana®, Dixie-Narco® and Jade®.

Whirlpool Additional Information:

This document contains “forward-looking statements” as the term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and it should be understood that such statements involve a variety of assumptions, risks and uncertainties, known and unknown. Consequently, no forward-looking statement can be guaranteed and actual results may differ materially.

Forward-looking statements in this document include, but are not limited to, statements regarding expected earnings per share, cash flow and material and oil-related costs, as well as expectations as to the closing of the proposed merger with Maytag. Among these factors are: (1) intense competition in the home appliance industry reflecting the impact of both new and established global, including Asian and European, manufacturers and the strength of trade customers; (2) Whirlpool’s ability to continue its strong relationship with Sears Holding Corporation in North America (accounting for approximately 16% of Whirlpool’s 2005 consolidated net sales of $14 billion) and other significant trade customers, and the ability of these trade customers to maintain or increase market share; (3) industry demand, which reflects factors such as gross domestic product, consumer interest rates, consumer confidence, housing starts, sales of existing homes and the level of mortgage refinancing; (4) the ability of Whirlpool to achieve its business plans, including productivity improvements, cost control, leveraging of its global operating platform and acceleration of the rate of innovation; (5) fluctuations in the cost of key materials (including steel, oil, plastic resins, copper and zinc) and components and the ability of Whirlpool to offset cost increases; (6) the ability of suppliers of critical parts, components and manufacturing equipment to deliver sufficient quantities to Whirlpool in a timely and cost-effective manner; (7) changes in market conditions, health care cost trends and pending regulation that could increase future funding obligations for pension and post-retirement benefit plans; (8) the cost of compliance with environmental and health and safety regulation, including new regulations in Europe regarding appliance disposal; (9) potential exposure to product liability claims, including the outcome of Whirlpool’s previously-announced investigation of a supplier-related quality and potential product safety problem that may affect up to 3.5 million appliances manufactured between 2000 and 2002; (10) the impact of labor relations; (11) Whirlpool’s ability to obtain and protect intellectual property rights; (12) the ability of Whirlpool to manage foreign currency and its effective tax rate; (13) global, political and/or economic uncertainty and disruptions, especially in Whirlpool’s significant geographic markets, including uncertainty and disruptions arising from natural disasters or terrorist activities; and (14) risks associated with operations outside the U.S. Other such factors relate to Whirlpool’s pending merger with Maytag Corporation, including (1) the ability of Whirlpool and Maytag to satisfy the remaining conditions to closing (including regulatory approval) and the costs and consequences of not closing; (2) the effect on Maytag’s business of the pending transaction; and (3) in the event the merger is completed, Whirlpool’s ability to integrate the business of Maytag on a timely basis and realize the full anticipated benefits of the merger within the current estimate of costs. Additional information concerning these factors can be found in Whirlpool’s filings with the Securities and Exchange Commission including Whirlpool’s Form 10-K for the year ended December 31, 2005.

The Company undertakes no obligation to update any forward-looking statement, and investors are advised to review disclosures in the Company’s filings with the Securities and Exchange Commission. It is not possible to foresee or identify all factors that could cause actual results to differ from expected or historic results. Therefore, investors should not consider the foregoing factors to be an exhaustive statement of all risks, uncertainties, or factors that could cause actual results to differ from forward-looking statements.

Maytag Additional Information:

This document includes statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements speak only as of this date and include statements regarding anticipated future financial operating performance and results and expectations as to the closing of the transaction with Whirlpool. These statements are based on the current expectations of management of Maytag. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, with respect to the transaction with Whirlpool (1) conditions to the closing of the transaction may not be satisfied or the merger agreement may be terminated prior to closing; (2) Maytag may be unable to obtain the regulatory approvals required to close the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Maytag or cause the parties to abandon the transaction; (3) Maytag may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals; (4) the transaction may involve unexpected costs or unexpected liabilities; (5) the credit ratings of Maytag or its subsidiaries may be different from what the parties expect; (6) the businesses of Maytag may suffer as a result of uncertainty surrounding the transaction; (7) the industry may be subject to future regulatory or legislative actions that could adversely affect Maytag; and (8) Maytag may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Maytag are set forth in its filings with the Securities and Exchange Commission (“SEC”), which are available at http://www.maytagcorp.com. Maytag undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For a description of such factors, refer to “Risk Factors” and “Forward-Looking Statements” in Maytag’s Form 10-K for the year ended Dec. 31, 2005.

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